Exhibit 25.1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

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               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                     A TRUSTEE PURSUANT TO SECTION 305(b)(2)

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                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                                               13-4994650
(State of incorporation                                      (I.R.S. employer
if not a national bank)                                     identification No.)

        1111 POLARIS PARKWAY
           COLUMBUS, OHIO                                         43271
(Address of principal executive offices)                        (Zip Code)

                                Thomas F. Godfrey
                  Vice President and Assistant General Counsel
                    JPMorgan Chase Bank, National Association
                       1 Chase Manhattan Plaza, 25th Floor
                               New York, NY 10081
                               Tel: (212) 552-2192
            (Name, address and telephone number of agent for service)
                  --------------------------------------------
                              BMW FS SECURITIES LLC
               (Exact name of obligor as specified in its charter)

         DELAWARE                                             22-3784653
 (State or other jurisdiction of                           (I.R.S. employer
 incorporation or organization)                           identification No.)


      300 CHESTNUT RIDGE ROAD
         WOODCLIFF LAKE, NJ                                      07677
(Address of principal executive offices)                       (Zip Code)


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                       ASSET BACKED NOTES AND CERTIFICATES
                       (Title of the indenture securities)

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
                                     GENERAL

Item 1.    General Information.

           Furnish the following information as to the trustee:

           (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency, Washington, D.C.

           Board of Governors of the Federal Reserve System, Washington, D.C., 20551 Federal Deposit Insurance Corporation, Washington, D.C., 20429.


           (b) Whether it is authorized to exercise corporate trust powers.

           Yes.


Item 2.    Affiliations with the Obligor and Guarantors.

           If the obligor or any guarantor is an affiliate of the trustee, describe each such affiliation.

           None.

Item 16.     List of Exhibits

           List below all exhibits filed as a part of this Statement of Eligibility.

           1. A copy of the Articles of Association of JPMorgan Chase Bank, N.A. (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           2. A copy of the Certificate of Authority of the Comptroller of the Currency for the trustee to commence business. (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           3. None, the authority of the trustee to exercise corporate trust powers being contained in the documents described in Exhibits 1 and 2.

           4. A copy of the existing By-Laws of the Trustee. (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           5. Not applicable.

           6. The consent of the Trustee required by Section 321(b) of the Act. (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority. (see Exhibit 7 to Form T-1 filed in connection with Registration Statement No. 333-106575 which is incorporated by reference).

           8. Not applicable.

           9. Not applicable.

                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, JPMorgan Chase Bank, N.A., has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 7TH DAY OF MARCH, 2005.

                                                    JPMORGAN CHASE BANK, N.A.

                                                    By /s/ Michael A. Smith
                                                       -------------------------
                                                       /s/ Michael A. Smith
                                                           Vice President



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
                              Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                       CONSOLIDATED REPORT OF CONDITION OF

                               JPMorgan Chase Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                     a member of the Federal Reserve System,

                  at the close of business September 30, 2004,
       in accordance with a call made by the Federal Reserve Bank of this
         District pursuant to the provisions of the Federal Reserve Act.


                                                                                              DOLLAR AMOUNTS
                        ASSETS                                                                 IN MILLIONS


Cash and balances due from depository institutions:
      Noninterest-bearing balances and
      currency and coin ..............................................................         $  19,187
      Interest-bearing balances ......................................................            33,195
Securities:
Held to maturity securities...........................................................               121
Available for sale securities.........................................................            53,698
Federal funds sold and securities purchased under
      agreements to resell ...........................................................
      Federal funds sold in domestic offices                                                      33,011
      Securities purchased under agreements to resell                                             82,951
Loans and lease financing receivables:
      Loans and leases held for sale..................................................            17,558
      Loans and leases, net of unearned income                                                  $171,323
      Less: Allowance for loan and lease losses                                                    2,382
      Loans and leases, net of unearned income and
      allowance ......................................................................           168,941
Trading Assets .......................................................................           196,355
Premises and fixed assets (including capitalized leases)..............................             5,578
Other real estate owned ..............................................................               101
Investments in unconsolidated subsidiaries and
      associated companies............................................................                94
Customers' liability to this bank on acceptances
      outstanding ....................................................................               391
Intangible assets
        Goodwill......................................................................             2,554
        Other Intangible
        assets........................................................................             5,411
Other assets .........................................................................            42,626
TOTAL ASSETS .........................................................................         $ 661,772
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


                                   LIABILITIES
Deposits
      In domestic offices ............................................................         $ 209,624
      Noninterest-bearing ............................................................         $  82,597
      Interest-bearing ...............................................................           127,027
      In foreign offices, Edge and Agreement
      subsidiaries and IBF's .........................................................           120,503
     Noninterest-bearing..............................................................         $   7,003
      Interest-bearing ...............................................................           113,500

Federal funds purchased and securities sold under agree- ments to repurchase:
      Federal funds purchased in domestic offices                                                 22,032
      Securities sold under agreements to repurchase                                              96,912
Trading liabilities ..................................................................           107,450
Other borrowed money (includes mortgage indebtedness
      and obligations under capitalized leases).......................................            21,794
Bank's liability on acceptances executed and outstanding..............................               391
Subordinated notes and debentures ....................................................            12,821
Other liabilities ....................................................................            31,690
TOTAL LIABILITIES ....................................................................           623,217
Minority Interest in consolidated subsidiaries .......................................               348

                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus.........................................                 0
Common stock .........................................................................             1,785
Surplus  (exclude all surplus related to preferred stock).............................            16,954
Retained earnings.....................................................................            20,050
Accumulated other comprehensive income................................................              (582)
Other equity capital components.......................................................                 0
TOTAL EQUITY CAPITAL .................................................................            38,207
                                                                                                ---------
TOTAL LIABILITIES, MINORITY INTEREST, AND EQUITY CAPITAL                                       $ 661,772
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

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                               JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in- structions issued by the appropriate Federal regulatory authority and is true and correct.



                            WILLIAM B. HARRISON, JR.  )
                            JAMES DIMON               )DIRECTORS
                            LAWRENCE A. BOSSIDY       )